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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 8, 1999
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                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


               0-25117                              88-0219765
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       (Commission File Number)           (IRS Employer Identification No.)

      15260 VENTURA BLVD., SUITE 1200, SHERMAN OAKS, CA           91403
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          (Address of Principal Executive Offices)              (Zip Code)

                                 (818) 728-9728
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                (Issuer's Telephone Number, Including Area Code)

                       TERRA NATURAL RESOURCES CORPORATION
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                   (Former Name, if Changed Since Last Report)




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Item 5.        Other Events.

NEVADA MANHATTAN REPORTS CHANGES TO THE BOARD OF DIRECTORS AND OFFICERS

Following its regular Board of Directors' meeting on June 8, 1999, Nevada Manhattan Group, Inc. (NMG) has announced the following changes to its Board of Directors and Officers:

 Individual               New positions                    Former position(s)
 ----------               -------------                    ------------------
 Tetsuo Kitagawa          Vice Chairman, COO               Director, COO

 Yuri Belman              Director,                        Executive Assistant
                          Executive Assistant to CEO        to CEO

 Bruce Lauper             Director, CFO, Secretary         CFO


As previously announced, Mr. Richard Izumi has succeeded Mr. Chris Michaels as the CEO and Chairman of NMG. Mr. Michaels is now head of the Company's operations in Indonesia and Brazil.

Mr. Yuri Belman is now a new member of the Board. Mr. Belman, who became a permanent resident of the U.S. in 1991, has extensive business experience in the FSU/CIS and U.S. in management, as well as an engineer. Prior to becoming a member of the Board, he has joined NMG as Executive Assistant to the CEO. Mr. Belman is bilingual and bicultural in Russian/English. Mr. Izumi, CEO has stated "Mr. Belman is a welcome addition to the Board. I look to him to make substantial contributions to the future endeavors of the Company in the FSU/CIS with his business contacts and knowledge of the business customs, practices and culture."

The Company's CFO, Mr. Bruce Lauper, has become a member of the BOD and has been appointed as Secretary. Mr. Lauper, a CPA, had previously been the CFO of a privately held company and a senior manager with Price Waterhouse.

Mr. Jeffrey Kramer, has been asked to and has resigned as a Director of NMG. Mr. Kramer has previously been with the Company in many different capacities, including Chief Operating Officer, during his twelve-year tenure with NMG.


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Mr. Ilyas Chaudhary,  a Director of the Company, has announced his intentions to resign from the BOD. His resignation is expected to become effective no later than June 30, 1999. The Company has begun a search to fill the vacancy that will be created by Mr. Chaudhary's departure with an individual having extensive experience doing business with the FSU/CIS. To maintain proper corporate governance, it is planned that an outside director will fill the anticipated vacancy.

Separately, the individuals listed below are no longer associated with the Company. None of them have been with the Company longer than nine months.

 Individual                          Former position(s)
 ----------                          ------------------
 Neil Lewis                          Vice Chairman, Secretary

 David Smushkevich                   Consultant

 Semion Smushkevich                  Consultant, and previously an employee

This statement includes forward-looking information as that term is defined in the Private Securities Litigation Reform Act of 1995, and, therefore, is subject to certain risks and uncertainties. Actual results may be materially different. Factors that could cause actual results to differ include risk factors listed in the company's reports to the Securities and Exchange Commission, including Form 10-KSB and Form 10-QSB.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEVADA MANHATTAN GROUP, INCORPORATED
                                      (Registrant)


Date:   June 15, 1999               BY:    /s/ Richard H. Izumi
                                       ----------------------------------
                                       RICHARD H. IZUMI
                                       CHIEF EXECUTIVE OFFICER